SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  June 13, 2001
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



Delaware                           0-28538                       13-5630895
 -------------------------------------------------------------------------------
 (State or other                (Commission                     (IRS Employer
  jurisdiction of               File Number)                     Identification
  incorporation)                                                 Number)



1999 Broadway, Suite 4300, Denver, CO                             80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:           Other Events

     On June 13, 2001 the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of the appointment of Patrick M. Murray to the Board of Directors of the Registrant, effective June 8, 2001.


Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Item No.   Exhibit List
              ---------  -------------------------------------------------------

                99.1     Press Release dated June 13, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TITANIUM METALS CORPORATION
                                       (Registrant)


                                   By: /s/ Joan H. Prusse
                                       -------------------------------
                                       Joan H. Prusse
                                       Vice President, Deputy General Counsel
                                        and Secretary


Date: June 13, 2001

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                 Contact:

Titanium Metals Corporation                           Mark A. Wallace
1999 Broadway, Suite 4300                             Executive Vice President &
Denver, Colorado  80202                                 Chief Financial Officer
                                                      (303) 296-5615


                           TIMET APPOINTS NEW DIRECTOR

     DENVER, COLORADO . . . June 13, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) appointed Patrick M. Murray as a director of TIMET and a member of its audit committee effective June 8, 2001. Mr. Murray is currently President and Chief Executive Officer of Dresser, Inc. Headquartered in Dallas, Texas, Dresser, Inc. is a worldwide leader in the design, manufacture and marketing of highly engineered equipment and services sold primarily to customers in the flow control, measurement, and power systems segments of the energy industry.

     Prior to assuming his present position with Dresser, Inc., Mr. Murray served as President of Halliburton Company's Dresser Equipment Group Inc., and as Senior Vice President, Strategic Initiatives and Vice President, Operations of Dresser Industries, Inc. From 1988 through 1996, Mr. Murray served as President of Sperry-Sun Drilling Services, a leading directional drilling and measurement-while-drilling services company.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the world wide web at http://www.timet.com/.

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